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                              Exhibit A Continued
                   Detail of the Guarantees issued during the period from October 3, 2001-March 31, 2002

                                                                                                                          Amount
Guarantor         On Behalf Of             Purpose                    Name of Guaranteed Party     Period               Guaranteed
-----------------------------------------------------------------------------------------------------------------------------------


Alliant Energy    Cogenex                  DSM Resource Security       Texas Utilities           11/12/01-11/12/02        $338,404

Alliant Energy    Bastian Bay              Right of Way Grant          US Minerals Mgmt Service  12/15/01-12/15/02        $300,000
                  Pipeline                 Bond

Alliant Energy    Energys                  Gas Contractors Bond        City of LaCrosse          12/31/01-12/31/02         $10,000

Alliant Energy    Cogenex                  Energy Savings              Central Maine Power       12/31/01-12/31/02        $146,100

Alliant Energy    Energys                  Performance/Payment Bond    Stockbridge-Munsee        12/11/01-12/11/02        $102,399
                                                                       Community

Alliant Energy    Energys                  Out of State Contractors    State of Iowa             11/1/01-11/1/02           $50,000
                                           Bond

Alliant Energy    IPC/AECS                 Worker's Comp Bond          State of Illinois         12/1/01-12/1/02           $200,000

Alliant Energy    RMT                      Contractors Bond            State of Florida          10/11/01-10/11/02          $50,000

Alliant Energy    Whiting                  Oil, Gas Bond Browning      State Of Montana          10/23/01-10/23/02          $10,000

Alliant Energy    Whiting                  Collective Bond Ft Peck     US Dept Of The Interior   10/26/01-10/26/02          $50,000

Alliant Energy    Whiting                  Plugging & Performance      South Dakota Oil          12/21/01-12/21/02           $5,000
                                            Bond                       * Gas DNR

Alliant Energy    Whiting                  Surface Reclamation         South Dakota Oil          12/21/01-12/21/02           $2,000
                                                                       * Gas DNR

Alliant Energy    Whiting                  Blanket Oil & Gas           State Of Montana          11/1/01-11/1/02            $50,000

Alliant Energy    Whiting                  Blanket Oil & Gas           State Of North Dakota     11/1/01-11/1/02           $100,000

Alliant Energy    Whiting                  Blanket Oil & Gas           State Of North Dakota     11/1/01-11/1/02           $100,000

Alliant Energy    Whiting                  Blanket Oil & Gas           State Of North Dakota     11/1/01-11/1/02           $100,000

Alliant Energy    Whiting                  Blanket Oil & Gas           State Of North Dakota     12/31/01-12/31/02          $50,000

Alliant Energy    Whiting                  Oil & Gas >10 Wells         State Of North Dakota     11/29/01-11/29/02         $100,000

Alliant Energy    Whiting                  Plugging Bond - Roosevelt   US EPA                    11/7/01-11/7/02            $50,000

Alliant Energy    Whiting                  Blanket Oil & Gas           Railroad Commission        10/9/01-2/03/03          $250,000
                                                                       of Texas

Alliant Energy    Resources                Licensed Service Company's  State of Iowa             01/09/02-01/09/03         $100,000
                                            Bond

Alliant Energy    EPS                      Efficiency Guarantee Bond   The Commonwealth          01/18/02-01/18/03          $97,290
                                                                       of Massachusetts

Alliant Energy    EPS                      Maintenance Bond            The Commonwealth          01/18/02-01/18/03          $25,000
                                                                       of Massachusetts

Alliant Energy    Alliant Energy           Blanket Performance Bond    Railroad Commission       03/01/02-05/01/03          $25,000
                  Desdemona, LP                                        of Texas

Alliant Energy    Energys                  Performance Bond            University of             02/01/02-07/31/02          $55,395
                                                                       Wisconsin-Madison

Alliant Energy    EPS                      Performance/ Payment Bond   US Government             01/26/02-03/02/03       $6,361,068

Alliant Energy    EPS                      Performance Bond            PECO Energy               01/24/02-01/24/03       $1,041,381

Alliant Energy    HPI YMCA Madison         Tax Credit Bond             US IRS                    01/11/02-10/31/09       $2,095,100

Alliant Energy    HPI Falconer Madison     Tax Credit Bond             US IRS                    01/11/02-10/31/10         $354,700

Alliant Energy    IPL/AECS                 Worker's Comp Bond          State of Minnesota        01/01/02-01/01/03         $350,000

Alliant Energy    RMT                      Contractors Bond            State of Oregon           03/27/02-03/27/03          $15,000

Alliant Energy    RMT                      Contractors Bond            State of California       03/09/02-03/09/03           $7,500

Alliant Energy    Whiting                  Bond of Lessee              State Of Wyoming          03/01/02-03/01/03         $100,000

Alliant Energy    SmartEnergy              Financial Guaranty          TXU Energy Service        02/05/02-8/1/02           $500,000
                                                                       Company

Alliant Energy    SmartEnergy              Financial Guaranty          NY ISO                    02/05/02-04/26/02       $2,635,000

Alliant Energy    SmartEnergy              Financial Guaranty          NY ISO                    02/05/02-4/26/02        $4,000,000

Alliant Energy    SmartEnergy              Financial Guaranty          NY ISO                    02/05/02-4/26/02        $2,212,350

Alliant Energy    SmartEnergy              Financial Guaranty          PJM Interconnection, LLC  02/05/02-03/10/03         $250,000

Alliant Energy    SmartEnergy              Financial Guaranty          Electonic Payment         02/05/02-4/24/03          $350,000
                                                                       Exchange

Alliant Energy    SmartEnergy              Financial Guaranty          Pennsylvania Public       02/05/02-4/02/03          $250,000
                                                                       Utility Commission

Alliant Energy    SmartEnergy              Financial Guaranty          Maine Public Utilities    02/05/02-4/5/02           $100,000
                                                                       Commission

Alliant Energy    SmartEnergy              Financial Guaranty          Connecticut State Dept    02/05/02-04/19/02         $250,000
                                                                       of Public Utilities

Alliant Energy    SmartEnergy              Financial Guaranty          New Jersey Board of       02/05/02-04/19/02         $250,000
                                                                       Public Utilities

Alliant Energy    SmartEnergy              Financial Guaranty          Aquila                    02/05/02-09/20/02       $1,250,000

Alliant Energy    SmartEnergy              Financial Guaranty          Aquila                    02/05/02-11/30/02       $1,300,000

Alliant Energy    SmartEnergy              Financial Guaranty          Consolidated Edison Co.   02/05/02-03/27/03       $4,000,000

Alliant Energy    SmartEnergy              Financial Guaranty          New Jersey Board of       02/05/02-04/19/02         $250,000
                                                                       Public Utilities

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